SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 August 10, 2005


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

           0-26694                                       93-0945003
  ------------------------                    ---------------------------------
  (Commission file number)                    (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah                84010
         ----------------------------------------            ----------
         (Address of principal executive offices)            (Zip code)


                                 (801) 298-3360
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              (Registrant's telephone number, including area code)



                   This document contains a total of 6 pages.

Item 2.02. Results of Operations and Financial Condition

         On August 10, 2005, following the filing of the Registrant's quarterly report on Form 10-QSB, the Registrant issued a news release describing its second quarter and six months ended June 30, 2005 results. That news release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         a. Financial Statements of Businesses Acquired.

                  Not applicable.

         b. Pro Forma Financial Information.

                  Not applicable.

         c. Exhibits.

                 Number                          Description
                 ------                          -----------

                  99.1 News release describing second quarter and six months ended June 30, 2005 results


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.



Date: August 10, 2005            By   /s/ Jeffrey M. Soinski
                                    --------------------------------------------
                                    Jeffrey M. Soinski
                                    President, Chief Executive Officer, Director